Exhibit 99.2

Opexa Therapeutics, Inc. NASDAQ: OPXA Precision Immunotherapy May 2015 The Woodlands, TX Precision Immunotherapy®

2 Forward-Looking Statements All statements in this presentation other than those of historical fact, including statements regarding our preclinical and clinical development plans for Tcelna® and OPX-212, our research and other development programs, our ability to undertake certain activities and accomplish certain goals, projected timelines for our research and development activities and possible regulatory approvals, if any, our expectations regarding the relative benefits of our product candidates versus competitive therapies, our expectations regarding the possibility of licensing or collaborating with third parties regarding our product candidates or research, and our expectations regarding the therapeutic and commercial potential of our product candidates, research, technologies and intellectual property, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “potential” and similar expressions, as well as the negative version of these words and similar expressions, are intended to identify forward-looking statements. Our forward-looking statements do not constitute guarantees of future performance, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those anticipated or implied in such statements. Our forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated as a result of various risks and uncertainties which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and risks inherent in the effort to build a business around such drugs. Although we believe our expectations are reasonable, we do not in any way guarantee future results, level of activity, performance or achievements. In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any forward-looking statements. Our forward-looking statements in this presentation speak only as of the date of this presentation. We assume no obligation or undertaking to update or revise any statements to reflect any changes in our expectations or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make that further describe risks and uncertainties relevant to us in additional detail in our filings with the Securities and Exchange Commission including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You may get these documents for free by visiting EDGAR on the SEC web site at http://www.sec.gov.

3 Opexa Investment Highlights PIPELINE Tcelna®: Phase 2b for secondary progressive multiple sclerosis (SPMS), limited competition, $7BN overall market potential OPX-212: Pre-IND for neuromyelitis optica (NMO), no approved therapies, orphan indication TECHNOLOGY Personalized T-cell immunotherapy platform for autoimmune diseases Potential to yield multiple candidates tailored to each patient’s disease profile Company owned and scalable cGMP manufacturing facility Strong patent estate (98 domestic and international) VALIDATION Option agreement secured with Merck Serono for Tcelna – strong potential partner FDA Fast Track designation for Tcelna in SPMS Esteemed Scientific Advisory Board

4 Recent and Upcoming Expected Milestones Tcelna: Multiple Sclerosis 1H 2014: Completed Enrollment in Phase 2b SPMS trial Q1 2015: Received additional $3M payment from Merck Serono for Tcelna development 2H 2016: Top line results expected for Abili-T Phase 2b SPMS trial OPX-212: Neuromyelitis Optica 1H 2014: Initiated Early Development Plan 2015: Complete preclinical and IND enabling studies, expected to file IND by year-end 2016/17: Apply for Orphan Designation and Fast Track

Financials (1)Weighted average exercise price =$4.08 as of March 31, 2015. Excludes 25,098,437 warrants issued as part of the rights offering completed in April 2015 (2)As part of the rights offering an additional 25,098,437 warrants were issued (exercise price = $0.50 through 06/30/16 and $1.50 from 07/01/16 through end of 3 year expiration) (3)Weighted average exercise price = $2.26 as of March 31, 2015 Cash and Cash Equivalents (MM) as of March 31, 2015 ~$9.6 Rights Offering Net Proceeds (MM) (completed April 2015) ~$12 Shares outstanding (MM) as of May 1, 2015 ~53.4 Warrants (MM) outstanding as of March 31, 2015 ~3.0 (1) (2) Stock Options (MM) outstanding as of March 31, 2015 ~3.4 (3) Debt None

HOW DOES TCELNA WORK? 6

7 The Root Cause of Multiple Sclerosis: Activated T- cells Degrade Myelin and Damage Myelin Producing Cells Adapted by permission from Macmillan Publishers Ltd: NATURE REVIEWS IMMUNOLOGY 3, 483-492 (June 2003), copyright (2003) Cytokines Damage Damage In MS patients, the faulty immune system is not able to prevent the attack of a small sub-population of myelin reactive T-cells (MRTC) leading to: Destruction of myelin sheath, the protective coating of nerve fibers Destruction of oligodendroglial cells, which are responsible for producing myelin •Therapeutic dose of Tcelna (attenuated T-cell clones) is injected subcutaneously •This triggers an immune response specifically targeting circulating MRTC •Immune cells, including Tregs, have been primed, or sensitized to specifically target the pathogenic MRTC for elimination or regulation Myelin peptide

8 Tcelna in Secondary Progressive MS SPMS 450,000 Individuals in North America diagnosed with MS; 30-45 % potentially have an SPMS diagnosis Market Size: $7 Billion (est.) Relapsing Remitting MS; Clinically Isolated Syndrome; Primary Progressive MS Secondary Progressive MS market potential in North America could exceed $7 billion (for all therapies) Roughly 150,000 SPMS patients in North America Only one drug approved for SPMS in U.S. (none in EU or Asia) Drug not suitable for chronic use due to severe side effects Tcelna being developed to be a potential therapy of choice in SPMS

9 Tcelna® Lead Program Targeting Secondary Progressive MS patients Fast Track Designation by FDA Phase 2b is fully enrolled: 190 patients with SPMS Top line data expected in 2H 2016 Design Double-blind, 1:1 randomized, placebo-controlled 35 clinical sites in USA and Canada Two annual courses of personalized therapy Efficacy Endpoints: Primary-Whole Brain Atrophy, Secondary-Disease Progression Immune Monitoring being conducted in parallel Comprehensive biomarker analysis

10 Merck Serono Agreement Agreement signed 2013; strong potential partner Option and License Agreement for worldwide rights to all Multiple Sclerosis indications, excluding Japan If Merck Serono exercises option: Merck Serono to fund any Phase 3, pre-commercial and commercial activities Merck Serono obtains rights to develop Tcelna for all MS indications Worldwide rights excluding Japan Opexa received $5 million upfront option fee at signing Opexa received additional $3 million payment in March 2015 as part of an amendment Opexa has potential to receive up to an additional $220 million in option exercise and milestone payments Opexa has potential to receive royalties ranging from 8% to 15% of annual net sales, with step-ups occurring if net sales exceed $500 million, $1 B & $2 B

RESULTS AND EXPLANATION OF RRMS & SPMS CLINICAL TRIALS

12 Mechanism of Action Reduction in Myelin Reactive T-Cells -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Week 0 Week 5 Week 13 Week 21 Week 28 Week 52 Results from Tcelna dose ranging studies: Published in Clinical Immunology (2009) 131, 202-215 Reduction in MRTC Dose 2 Dose 3 Dose 4 Each dose consisting of 30-45 x 106 cells Dose 1 Tcelna Demonstrated a Reduction in Myelin Reactive T-cells (MRTC)

13 Phase 2b RRMS prior clinical trial Tcelna showed 37% improvement over placebo (mITT) (secondary endpoint measurement, primary MRI endpoint measure not met) 0.214 0.339 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 0.4 37% Reduction in Annualized Relapse Rate (ARR) Tcelna Placebo n=94 n=48 Relapses/Patient/Year 37% Total mITT population n=142 0.214 0.339

14 Phase 2b RRMS Prior Clinical Trial Reversal of Disability in Prospective Analysis in More Active Patients Sub-population of patients (n=50) with more progressed/active disease profile (baseline ARR >1) 2.4 2.23 2.2 2.39 2.10 2.15 2.20 2.25 2.30 2.35 2.40 2.45 EDSS Score (Mean) Baseline Week 52 Tcelna Placebo (p=0.045) Statistically Significant Improvement in Disability (p=0.045) 55% Reduction in ARR Change in Disability (EDSS) at Week 52 0.28 0.63 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 Tcelna Placebo 55% Relapses/Patient/Year Annualized Relapse Rate (ARR) at week 52 0.28 0.63

15 Phase I/II SPMS Prior Clinical Trials Tcelna Stabilizes Disease in SPMS at 2 Years 80% 20% 40% 0% 20% 40% 60% 80% 100% Percent of Patients Showing Disease Stabilization Stabilization vs. Historical Progression Stable Progressed 80% of patients showed no further disease progression by EDSS at 2 years Historical Disease Progression Tcelna Open Label (n=35) *A small percentage of patients in pooled analysis showed an improvement (i.e. decrease in progression) **Historical control: ESIMS Study, published Hommes Lancet 2004 2

IMMPATH® : PROPRIETARY DRUG DEVELOPMENT PLATFORM 16

17 Single Cycle Manufacturing Process: Annual course of treatment (5 doses) from one blood draw Cryopreservation Formulation/ Irradiation of each dose as required Administration: 5 subcutaneous injections/year Manufacturing and QC Dispensation 35 days Epitope Profiling 1 day 14 days - Red Cross - Blood Group Alliance Epitope Profiling Expansion of antigen specific T-cells

18 Expected Commercialization Model “Build-Out” not a “Scale-up” process Module C 10,000 patients Module B 10,000 patients Module A 10,000 patients Opexa fully owns and operates its cGMP Facility Modular design, allows for cost effective commercial scale out Focus on reduced Cost of Goods (COGS) should result in attractive margins

OPX-212: NEUROMYELITIS OPTICA (NMO) 19

OPEXA THERAPEUTICS

Comprehensive Process to Determine Optimal Additional Indications for Opexa

Potential Disease Targets off Platform

Addison's disease
Autoimmune hemolytic anemia
Celiac Disease
Goodpasture's syndrome
Grave's Disease
Hashimoto's thyroiditis
Idiotypic thrombocytopenic purpura
Myasthenia Gravis
Neuromyelitis Optica (NMO)
Pemphigus vulgaris/foliaceus
Primary Biliary Cirrhosis
Rheumatic heart disease
Systemic lupus erythematosus
Sjögren's syndrome
Type 1 Diabetes

Evaluation Criteria

- Unmet medical need
- Competitive landscape
- Disease incidence
- Single antigen immunity
- Multiple antigen immunity
- Likely duration of Phase 1/2 clinical trial
- Likely cost of Phase 1/2 clinical trial
- Clinical endpoint
- Efficacy biomarker known
- Animal model available

Short List of Diseases


Disease 1
Disease 2
Disease 3

NMO

First Disease Target

20

21 NMO: A rare disease of the Central Nervous System Neuromyelitis optica (NMO) is a rare or orphan autoimmune disease Immune system cells and antibodies mistakenly attack and destroy myelin cells in the optic nerves and the spinal cord Individuals with NMO develop optic neuritis, which causes pain in the eye and vision loss, and transverse myelitis, which causes weakness, numbness, and sometimes paralysis of the arms and legs There are no FDA-approved therapies for NMO Affects any age varying from 3 to 90 years, the average age of onset ~41 years An orphan disease with no FDA-approved therapy Image reprinted with permission from MultiView, Inc.

22 Disease Pathogenesis An astrocytopathic disease of the CNS characterized by optic neuritis, transverse myelitis; it is a B-cell-dependent disease associated with anti-aquaporin-4 antibodies NMO Pathogenic T-Cells Anti-AQP-4 Plasma Cell Binding to AQP4 channels on the astrocytes Increase astrocyte permeability Neuroinflammation AQP-4 expression Complement activation Axonal loss CD4+ T-cell CD69 Infiltration of macrophages and granulocytes Neutrophils Eosinophils ↑ IL-17/IL-8 B-cell Macrophages Demyelination Activated T-cell/Th-17 Necrosis B-Cells Inflammatory Cells NMO Lesion AQP4 antibodies that penetrate the CNS and bind to AQP4 channels on the astrocyte Astrocyte damage leads to Inflammation Oligodendrocyte injury Demyelination Neuronal loss Migration of inflammatory cells leads to localized inflammation

23 Potential Intervention Points for T-cell Therapy T-cell therapy believed to inhibit AQP-4 autoantibody, pro-inflammatory cytokines and prevent infiltration of macrophages and granulocytes Without the pathogenic T-cell, the B-cell does not signal the production of the AQP-4 antibody Possible results: Reduce tissue damage May favor repair and remyelination of axons Reduce frequency and severity of Relapses of clinical disease OPX-212 expected to down regulate pathogenic AQP-4 T-cells NMO Pathogenic T-Cells Anti-AQP-4 Plasma Cell Binding to AQP4 channels on the astrocytes Increase astrocyte permeability Neuroinflammation AQP-4 expression Complement activation Axonal loss CD4+ T-cell CD69 Infiltration of macrophages and granulocytes Neutrophils Eosinophils ↑ IL-17/IL-8 B-cell Macrophages Demyelination Activated T-cell/Th-17 Necrosis B-Cells Inflammatory Cells Expected to prevent infiltration of Neutrophils, Eosinophils and Macrophages Preventing the damage of the AQP-4 channel of the astrocyte NMO Lesion OPX-212 OPX-212

24 NMO Investment Thesis Any therapy that could achieve tolerization of the AQP-4 reactive T-cells may offer a cure for NMO OPX-212 has the potential to address the root cause of NMO OPX-212 leverages Opexa’s T-cell platform to B-cell mediated orphan diseases Opexa currently retains world wide rights to OPX-212 Higher prevalence of NMO in Asia could complement Opexa’s MS rights in Japan IND filing expected by 12/31/15

25 Experienced Management Team and Board of Directors NeilWarma, President & CEO, Director 19+ years international healthcare experience with large Pharma and emerging biotechnology companies Former Senior Management, Novartis Pharmaceuticals, Basel, Switzerland Former CEO, Viron Therapeutics, Inc. Co-founder and President of MedExact Inc., a company subsequently acquired Karthik Radhakrishnan, Chief Financial Officer 10+ years of health care capital markets experience Formerly, Vice President at ING Investment Management MBA, MS in Engineering, CFA charter holder Don Healey, Ph.D., Chief Scientific Officer 25+ years of experience in cellular immunology and immune regulation Former Director of Immunology, Argos Therapeutics Donna Rill, Chief Development Officer 30 years in cell and gene therapy research and clinical application Designed and validated cGMP Cell & Gene Therapy Laboratories, Vector Production facilities, and Translational Research Labs Board of Directors Timothy Barabe Board member of Arqule, Inc.; Former CFO of Affymetrix, Human Genome Sciences, Inc., Regent Medical UK and Sandoz GmbH Dr. Hans-Peter Hartung Chair of Neurology at Heinrich-Heine University, Germany; Executive Board member of ECTRIMS Gail J. Maderis Former CEO, BayBio, Former CEO of Five Prime Therapeutics, Founder of Genzyme Molecular Oncology Michael S. Richman CEO, Amplimmune Scott B. Seaman Executive Director, Alkek Foundation Neil K. Warma President & CEO, Opexa

26 SPMS Scientific Advisory Board Dawn McGuire, M.D., FAAN (Chair) Advisory Council of the Gill Heart Institute Former Vice President of Clinical Research at Elan Pharmaceuticals Hans-Peter Hartung, M.D Chair of Neurology at Heinrich-Heine University, Düsseldorf Executive Board member of ECTRIMS, World Health Organization Advisory Board on MS Mark S. Freedman, M.D. Director of the Multiple Sclerosis Research Unit at Ottawa Hospital Multiple Sclerosis Society of Canada, National MS Society (USA) ACTRIMS committee member Clyde Markowitz, M.D. Director of MS Center at the University of Pennsylvania Doug Arnold, M.D. James McGill Professor Neurology and Neurosurgery at the Montreal Neurological Institute Edward Fox, M.D., Ph.D. Director of Multiple Sclerosis Clinic of Central Texas Advisory Committee, Lone Star Chapter of the National Multiple Sclerosis Society

27 Opexa Investment Thesis PIPELINE Tcelna: Secondary Progressive MS, limited competition, $7BN potential market OPX-212: Recently launched development program in NMO, no approved therapies, orphan indication Precision Immunotherapy potentially optimizes benefit-risk profile VALIDATION Option agreement secured with Merck Serono – strong potential partner FDA Fast track designation for Tcelna in SPMS Esteemed Scientific Advisory Board TECHNOLOGY Proprietary Platform: potential to yield multiple drug candidates Differentiated, personalized approach Strong patent estate (98 domestic and international)